EXHIBIT 99.1

[Participant Letterhead]

CONSENT OF PARTICIPANT

October [●], 2019

The Depository Trust Company
55 Water Street
New York, NY  10041
Attn: Proxy Department

RE:    Foresight Energy LLC and Foresight Energy Finance Corporation 11.50%
         Second Lien Senior Secured Notes due 2023
CUSIP No. 345525 AE9, 345525 AF6 and U34550 AE0
DTC Participant Account Number: [●]

Dear Partner:

Please have your nominee, Cede & Co., sign the attached Consent of Noteholder (the “Consent”) in order to enable our customer to exercise the right to consent with respect to $[●] in aggregate principal amount of notes (the “Notes”) of the above-referenced securities credited to our DTC Participant account on the date hereof.

In addition to acknowledging that this request is subject to the indemnification provided for in DTC Rule 6, the undersigned certifies to DTC and Cede & Co. that the information and facts set forth in the attached Consent are true and correct, including the aggregate principal amount of Notes credited to our DTC Participant account that are beneficially owned by our customer.

Please email a PDF copy of the Consent to (i) Yuu Kinoshita (email: ykinoshita@paulweiss.com; telephone: (212) 373-3843) of Paul, Weiss, Rifkind, Wharton & Garrison LLP, outside counsel to the issuer of the Notes and (ii) Wilmington Trust, National Association, c/o Ronald Hewitt (email: rhewitt@cov.com) of Covington & Burling LLP, counsel to the trustee for the Notes, as soon as possible.

Very truly yours,

[INSERT NAME OF PARTICIPANT]

By:
Name:
Title:

Medallion Stamp
[PLACE MEDALLION STAMP HERE]

Cede & Co.
c/o The Depository Trust Company
55 Water Street
New York, NY  10041

CONSENT OF NOTEHOLDER

October [●], 2019
Foresight Energy LLC
Foresight Energy Finance Corporation
211 North Broadway, Suite 2600,
Saint Louis, Missouri 63102
Email: Cody.Nett@foresight.com

Ladies and Gentlemen:

As of the date hereof, Cede & Co., the nominee of The Depository Trust Company (“DTC”), is a holder of record of 11.50% Second Lien Senior Secured Notes due 2023 of Foresight Energy LLC and Foresight Energy Finance Corporation (collectively, the “Issuers”).  DTC is informed by its Participant, [NAME OF PARTICIPANT] (the “Participant”), that as of the date hereof $[●] in aggregate principal amount of such notes (the “Notes”) credited to Participant’s DTC account are beneficially owned by [CUSTOMER NAME] (the “Customer”), a customer of Participant.

At the request of Participant, on behalf of Customer, Cede & Co., as a holder of record of the Notes, hereby consents, pursuant to Section 9.02 of the Indenture, dated as of March 28, 2017 (the “Indenture”), by and among the Issuers, the guarantors party thereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”), to amend (x) Section 6.01(b) of the Indenture to extend the grace period for payment of interest due on the Notes from 30 days to 90 days and (y) Section 4.03(d) of the Indenture to exclude the fiscal period ended September 30, 2019 from the requirement that the Issuers hold a publicly accessible conference call to discuss the Issuers’ financial information for the relevant fiscal period, each in the manner set forth in the First Supplemental Indenture to be dated as of the date hereof or as soon as practicable thereafter, among the Issuers, the Guarantors and the Trustee, substantially in the form attached hereto as Annex A (the “Supplemental Indenture”).  The Trustee is hereby requested to and directed to execute and deliver the Supplemental Indenture upon the consent of the holders of a majority of the aggregate principal amount of the Notes outstanding at the close of business on the date hereof.

*   *   *   *   *   *   *   *

While Cede & Co. is furnishing this consent as the noteholder of record of the Notes, it does so at the request of Participant and only as a nominal party for the true party in interest, the Customer.  Cede & Co. has no interest in this matter other than to take those steps which are necessary to ensure that the Customer is not denied his rights as the beneficial owner of the Notes, and Cede & Co. assumes no further responsibility in this matter.

Very truly yours,

Cede & Co

By:

ANNEX A

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE to the Indenture (as defined below) (the “Supplemental Indenture”), dated as of October [__], 2019, is made by and among Foresight Energy LLC, a Delaware limited liability company (the “Company”), Foresight Energy Finance Corporation, a Delaware corporation (“Co-Issuer, and together with the Company, the “Issuers”), the guarantors party hereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”), and amends the Indenture, dated as of March 28, 2017, among the Issuers, the Guarantors and the Trustee (as amended and supplemented from time to time, the “Indenture”).

RECITALS:

WHEREAS, pursuant to the Indenture, the Issuers have issued $425,000,000 in aggregate principal amount of 11.50% Second Lien Senior Secured Notes due 2023 (the “Notes”);

WHEREAS, the Issuers have requested consents of the Holders of the Notes to amend the terms of the Indenture as set forth in Article I herein (the “Proposed Amendments”);

WHEREAS, pursuant to Section 9.02 of the Indenture, the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Notes (the “Requisite Consents”) is sufficient to adopt the Proposed Amendments set forth in Article I;

WHEREAS, the holders of approximately [  ]% in aggregate principal amount of the Notes outstanding (which excludes any Notes owned by the Issuers or their affiliates) have validly tendered consents and not validly withdrawn their consents to the adoption of the Proposed Amendments effected by this Supplemental Indenture in accordance with the provisions of the Indenture;

WHEREAS, having received the Requisite Consents for all of the Proposed Amendments, the Issuers and the Guarantors desire to amend the Indenture as provided herein;

WHEREAS, the Issuers have delivered to the Trustee, pursuant to Section 9.02 of the Indenture, an Officer’s Certificate stating that the Issuers have received the Requisite Consents, and have provided copies of such consents to the Trustee;

WHEREAS, the Issuers have also delivered to the Trustee, pursuant to Sections 7.02(b), 9.02 and 9.05 of the Indenture, (i) a resolution of the Board of Directors of the Company authorizing the execution of this Supplemental Indenture, and (ii) an Officer’s Certificate and an Opinion of Counsel, each stating that the execution of this Supplemental Indenture is authorized or permitted by the Indenture and that all conditions precedent to the execution and delivery of this Supplemental Indenture have been satisfied;

WHEREAS, all other conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument enforceable in accordance with its terms have been performed and fulfilled by the parties hereto, and the execution and delivery thereof have been in all respects duly authorized by the parties hereto;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

ARTICLE I
AMENDMENTS

Section 1.01.  Amendments to Indenture.

(i)	Section 6.01(b) of the Indenture is hereby amended and restated in its entirety to read as follows:

“(b) the Issuers default in the payment of interest on any Note when the same becomes due and payable, and the default continues for a period of 90 days;”

(ii)	Section 4.03(d) of the Indenture is hereby amended and restated in its entirety to read as follows:
“(d) So long as any Notes are outstanding, except for the fiscal period ended September 30, 2019, the Company will also: (a) not later than 10 Business Days after providing the information required by Section 4.03(a)(1) hereof, hold a publicly accessible conference call to discuss such information for the relevant fiscal period; and (b) issue a press release to an internationally recognized wire service no fewer than three Business Days prior to the date of the conference call required by the foregoing clause (a) of this Section 4.03(d), announcing the time and date of such conference call and either including all information necessary to access the call or directing Holders of the Notes, prospective investors, broker dealers and securities analysts to contact the appropriate person at the Issuers to obtain such information.”

ARTICLE II
MISCELLANEOUS

Section 2.01.  Effectiveness.  This Supplemental Indenture shall become effective upon the execution and delivery of the Supplemental Indenture by the parties hereto.

Section 2.02.  Confirmation.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall

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remain in full force and effect. For the avoidance of doubt, this Supplemental Indenture shall not impair or affect the contractual right of any Holder of a Note or Notes to receive any principal payment or interest payment on such Holder’s Note or Notes, on or after the Stated Maturity thereof, or to institute suit for the enforcement of any such payment. Upon the execution and delivery of this Supplemental Indenture by the Issuers, the Guarantor and the Trustee, this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.  Any and all references to the Indenture, whether within the Indenture or in any notice, certificate or other instrument or document, shall be deemed to include a reference to this Supplemental Indenture (whether or not made), unless the context shall otherwise require.
Section 2.03.  Counterparts.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.  The exchange of copies of this Supplemental Indenture and of signature pages by facsimile, .pdf transmission or other electronic means shall constitute effective execution and delivery of this Supplemental Indenture for all purposes.  Signatures of the parties hereto transmitted by facsimile or .pdf transmission or other electronic means shall be deemed to be their original signatures for all purposes.
Section 2.04.  Capitalized Terms.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

Section 2.05.  GOVERNING LAW.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 2.06.  Effect of Headings.  The section headings herein are for convenience only and shall not affect the construction hereof.

Section 2.07.  Acceptance by the Trustee.  The Trustee accepts the amendments to the Indenture effected by this Supplemental Indenture and agrees to execute the trusts created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture; provided, however, that to the extent the Requisite Consents of Holders of Notes to any amendment effected by or delivered in connection with this Supplemental Indenture are determined by a court of competent jurisdiction to have not been validly obtained in accordance with the Indenture or applicable laws, such amendment shall not be deemed to have occurred.

Section 2.08.  Trustee Disclaimer.  The recitals contained herein and the statements made in any Officer’s Certificate shall be taken as the statements of the Issuers, and the Trustee assumes no responsibility for their correctness, and none of the recitals contained herein or the statements made in any Officer’s Certificate are intended to or shall be construed as statements made or agreed to by the Trustee.  The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or the consequences of any amendment provided herein.
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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

ISSUERS:

FORESIGHT ENERGY LLC, as Issuer

By:
Name:	Robert D. Moore
Title:	President and Chief Executive Officer

FORESIGHT ENERGY FINANCE CORPORATION, as Co-Issuer

By:
Name:	Robert D. Moore
Title:	President and Chief Executive Officer

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GUARANTORS:

ADENA RESOURCES, LLC
AKIN ENERGY LLC
AMERICAN CENTURY MINERAL LLC
AMERICAN CENTURY TRANSPORT LLC
COAL FIELD CONSTRUCTION COMPANY
    LLC
COAL FIELD REPAIR SERVICES LLC
FORESIGHT COAL SALES LLC
FORESIGHT ENERGY EMPLOYEE SERVICES
    CORPORATION
FORESIGHT ENERGY LABOR LLC
FORESIGHT ENERGY SERVICES LLC
HILLSBORO TRANSPORT LLC
LD LABOR COMPANY LLC
LOGAN MINING LLC
M-CLASS MINING, LLC
MACH MINING, LLC
MACOUPIN ENERGY LLC
MARYAN MINING LLC
OENEUS LLC D/B/A SAVATRAN LLC
SENECA REBUILD LLC
SITRAN LLC
SUGAR CAMP ENERGY, LLC
TANNER ENERGY LLC
VIKING MINING LLC
WILLIAMSON ENERGY, LLC

By:
Name:	Robert D. Moore
Title:	President and Chief Executive Officer

TRUSTEE:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By:
Name:
Title:

Instructions to Participant

[Beneficial Holder Return Address]

TO: _________________
Participant Name

FROM: ______________________
Benefical Owner Name

CC: Foresight Energy LLC Cody.Nett@foresight.com

RE: 11.50% Second Lien Senior Secured Notes due 2023
of Foresight Energy LLC and Foresight Energy Finance Corporation
(CUSIP Nos. 345525 AE9, 345525 AF6 and U34550 AE0) (the “Notes”)

Please complete the form below as needed to indicate the action desired with respect to the $__________ million aggregate principal amount of Notes beneficially owned by the undersigned.

All submissions must be on the participant's letterhead and must have that participant's medallion stamp.

The undersigned hereby represents and warrants that the undersigned is not the Company, a Guarantor or any person directly or indirectly controlled by the Company or any Guarantor and that it has full power and authority to execute and deliver this instruction.

You must submit completed forms via the WINS application.
A user guide to the process can be found here: http://www.dtcc.com/~/media/Files/Downloads/Settlement-Asset-Services/Issuer%20Services/WINS-User-Guide-Demand-and-Dissents.pdf

For questions or additional forms, send requests via electronic mail to:
demandanddissent@dtcc.com

You may also direct questions to the undersigned or to the Issuers’ counsel, Paul, Weiss, Rifkind, Wharton & Garrison LLP, attn.: Yuu Kinoshita, 212-373-3843.

Name of beneficial holder

By:
Name:
Title:
Phone number: